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                                                                EXHIBIT 10.28(d)


                                LIST OF EXHIBITS
                                       TO
                          AMALGAMATION AMENDMENT NO. 1


EXHIBIT NUMBER                        DESCRIPTION

     2.05 Venton shareholders to receive consideration in Alleghany common stock

     2.09        Venton warrant holders to receive consideration in cash

     2.10        Venton option holders to receive consideration in cash